EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Game Plan Holdings, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), Alexander Karsos, the Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: July 10, 2014	By:	/s/ Alexander Karsos
Alexander Karsos Principal Financial Officer